Correction of Delinquent Participant Contributions	12 Months Ended
Feb. 28, 2025
EBP 001
EBP, Schedule of Delinquent Participant Contribution [Line Items]
Correction of Delinquent Participant Contributions

NOTE 8 – CORRECTION OF DELINQUENT PARTICIPANT CONTRIBUTIONS

During the plan year ended February 28, 2025, the Plan Sponsor failed to timely remit certain elective deferral contributions and loan repayments totaling $118,756 to the Plan. These contributions were required to be deposited into the Plan no later than the earliest date on which they could reasonably be segregated from the Company’s general assets. The Plan Sponsor has remitted the delinquent contributions to the Plan, along with lost earnings, prior to February 28, 2025. The Plan Sponsor computed lost earnings using the Department of Labor’s Voluntary Fiduciary Correction Program (VFCP) Calculator consistent with the principles outlined by the Department of Labor. The corrected amounts have been allocated to the affected participants' accounts. The Company has implemented procedures to prevent future occurrences of delinquent contributions.

[1] In accordance with the FASB authoritative guidance regarding fair value measurement, certain investments that were measured at net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the line items presented in the statements of net assets available for benefits.